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                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                 August 11, 2005


To each of the Purchasers named in the Common Stock
Purchase Agreement of even date herewith (the
"Investors")

        This will confirm that in consideration of the Investors' purchase on the date hereof of an aggregate of 206,250,000 shares (the "Shares") of Common Stock, $0.001 par value (the "Common Stock"), of Voxware, Inc., a Delaware corporation (together with all of its subsidiaries, the "Company"), pursuant to the Common Stock Purchase Agreement dated as of August 11, 2005 (the "Purchase Agreement") between the Company and the Investors and as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement, the parties hereto have agreed as follows herein. All defined terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

        WHEREAS, the Company and certain of the Investors are parties to an Investor Rights Agreement dated as of June 27, 2003 and amended on April 30, 2004 (the "PRIOR AGREEMENT").

        WHEREAS, the parties to this Agreement that are parties to the Prior Agreement wish permanently to waive all rights pursuant to and terminate the Prior Agreement and to enter into this Agreement, as of the date first written above.

        WHEREAS, the parties acknowledge that the Purchase Agreement contains certain registration rights provided to the Purchasers as defined therein.

        WHEREAS, the parties to this Agreement have agreed to convert the Series D Preferred Stock (as defined in the Prior Agreement) into shares of the Company's Common Stock pursuant to the Purchase Agreement and this Agreement.

        WHEREAS, the parties to this Agreement represent the holders of a majority in interest of the Restricted Stock (as that term is defined in the Prior Agreement), as required for amendment or waiver of the provisions of the Prior Agreement pursuant to Article 15(d) thereof.

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

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                "AFFILIATE" means any Person who, directly or indirectly,
controls, is controlled by or is under common control with any other Person.

                "BOARD OF DIRECTORS" shall mean the board of directors of the Company as constituted from time to time.

                "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                "COMMON STOCK WARRANTS" shall mean the warrants to purchase Common Stock outstanding as of the date of this Agreement.

                "CONVERSION SHARES" shall mean shares of Common Stock issued or issuable upon (i) conversion of the Series D Preferred Stock (including the Common Stock issued or issuable upon the conversion of Series D Preferred Stock issued or issuable upon the exercise of the Series D Warrants and (ii) the exercise of the Common Stock Warrants.

                "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "PERSON" or "PERSONS" shall mean an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

                "REGISTRATION EXPENSES" shall mean the expenses so described in
Section 8.

                "RESTRICTED STOCK" shall mean the Conversion Shares now or hereafter held by the Investors, excluding Conversion Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) have been publicly sold pursuant to Rule 144 under the Securities Act or (c) are then eligible for resale to the general public pursuant to paragraph (k) of Rule 144 under the Securities Act by the Investors and all partners and affiliates of the Investors to which such Conversion Shares may be distributed or otherwise transferred.

                "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "SELLING EXPENSES" shall mean the expenses so described in
Section 7.

                "SERIES D WARRANTS" shall mean the warrants to purchase Series D Preferred Stock outstanding as of the date of this Agreement.

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                "SUBSIDIARY" or "SUBSIDIARIES" shall mean any corporation or trust of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time outstanding shares of every class of such corporation or trust other than directors' qualifying shares comprising at least fifty percent (50%) of the voting power of such corporation or trust.

        2. RESTRICTIVE LEGEND. Each certificate representing Shares or Restricted Stock shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

        3. LEGENDS WITH RESPECT TO TRANSFERS. Each certificate for Shares or Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if
(i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or
(ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

        4. ACKNOWLEDGEMENT OF REQUIRED REGISTRATION. The parties hereto, who were also parties to the Prior Agreement, agree and acknowledge that all shares of Restricted Stock covered by the Prior Agreement have been registered on Registration Statement on Form S-2 (No. 333-110501) and Registration Statement on Form S-2 (No. 333-121291) both declared effective by the Commission on April 8, 2005.

        5. INCIDENTAL REGISTRATION. If the registration statements identified in Section 4 are no longer current or effective, and the Company (other than pursuant to Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own

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account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its commercially reasonable efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, PROVIDED, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock, and PROVIDED, FURTHER, HOWEVER, that in no event may less than twenty percent (20%) of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock unless the managing underwriter shall in good faith advise the holders proposing to distribute their securities through such underwriting that such level of participation would, in its opinion, materially adversely affect the offering price or its ability to complete the offering and shall specify the number of shares of Restricted Stock which, in its opinion, can be included in the registration and underwriting without such an effect.

        6.      REGISTRATION ON FORM S-2 OR FORM S-3.

                (a) If the registration statements identified in Section 4 are no longer current or effective and (i) a holder or holders of Restricted Stock request that the Company file a registration statement on Form S-2 or Form S-3 or any successors thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, provided that, the reasonably anticipated aggregate price to the public of such offering must be at least $500,000 and (ii) the Company is a registrant entitled to use Form S-2 or Form S-3 or any successors thereto to register such shares, then the Company shall use its commercially reasonable efforts to register under the Securities Act on Form S-2 or Form S-3 or any successors thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice.

                (b) Following receipt of any notice under this Section 6, the Company shall immediately notify all holders of Restricted Stock and Shares from whom notice has not been received and such holders shall then be entitled within 30 days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its commercially reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition described in paragraph (a) above, the

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number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company).

                (c) The Company shall be entitled to include in any registration statement referred to in this Section 6 shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the Restricted Stock to be sold. No other shares may be included in such registration statement. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders requesting sale pursuant to an underwritten offering pursuant to this Section 6 until the completion of the period of distribution of the registration contemplated thereby.

                (d) If in the opinion of the managing underwriter the inclusion of all of the Restricted Stock requested to be registered under this
Section 6 would adversely affect the marketing of such shares, shares to be sold by the holders of Restricted Stock, if any, shall be excluded only after any shares to be sold by the Company have been excluded, in such manner that the shares to be sold shall be allocated among the selling holders PRO RATA based on their ownership of Restricted Stock.

                (e) If at the time of any request to register Restricted Stock pursuant to this Section 6, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 60 days from the date of such request.

        7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 5 or 6 to use its commercially reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                (a) prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

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                (c)     furnish to each seller of Restricted Stock and to each
underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                (d) use its commercially reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (e) use its commercially reasonable efforts to list the Restricted Stock covered by such registration statement with any securities exchange or automated quotation service on which the Common Stock of the Company is then listed; PROVIDED, HOWEVER, that if the Common Stock of the Company is not then listed with any securities exchange or automated quotation service, then the Company shall use its commercially reasonable efforts to list such Restricted Stock with whatever quotation or reporting service with which the Common Stock of the Company is then listed;

                (f) provide a transfer agent and registrar for all such Restricted Stock, not later than the effective date of such registration statement;

                (g) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; PROVIDED, MOREOVER, that the Company shall use its commercially reasonable efforts to prepare and furnish such amendments or supplements to such prospectus as may be necessary so that, as thereafter delivered to purchases of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (h) if the offering is underwritten and at the request of any seller of Restricted Stock, use its commercially reasonable efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to such seller, and (ii) a letter dated such date from the independent certified public accountants retained by the Company, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to such seller;

                (i) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. The rights granted pursuant to this subsection (h) may not be assigned or otherwise conveyed by such person or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company as determined by the Company's Board of Directors; and provided further, that no such written consent shall be required if the transfer is made to a party who is not a competitor of the Company and who is a parent, subsidiary, affiliate, partner or group member of such person;

                (j) advise each selling holder of Restricted Stock, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                (k) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Restricted Stock; and

                (l) permit any holder of Restricted Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Company and its counsel after consultation with such holder.

        For purposes of Section 7(a) and 7(b) and of Section 6(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

        In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

        In connection with each registration pursuant to Sections 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

        8. EXPENSES. All expenses incurred by the Company in complying with Sections 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "SELLING EXPENSES."

        The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

        9.      INDEMNIFICATION AND CONTRIBUTION.

                (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        10. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a conversion, including but not limited to (as contemplated by the Purchase Agreement), stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

        11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which, among other benefits, may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                (b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

        12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

                (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any material provision of law, any order of any court or other agency of government, the Amended and Restated Certificate of Incorporation or Bylaws, as amended, of the Company or any provision of any material indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

        13.     MISCELLANEOUS.

                (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares or Restricted Stock), whether so expressed or not, PROVIDED, HOWEVER, that registration rights conferred herein on the holders of Conversion Shares or Restricted Stock shall only inure to the benefit of a transferee of Shares, Conversion Shares or Restricted Stock if (i) there is transferred to such transferee at least 25,000,000 shares of Restricted Stock originally issued pursuant to the Purchase Agreement to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

                (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

                if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement;

                if to any subsequent holder of Conversion Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Conversion Shares or Restricted Stock) or to the holders of Conversion Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                (c) This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws.

                (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority in interest of the Restricted Stock.

                (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (f) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period not to exceed 180 days following the effective date of the registration statement relating to such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g); and PROVIDED, FURTHER, HOWEVER, that any such lock-up agreement shall provide that if the managing underwriter releases any shares from the lock-up with respect to such offering prior to the scheduled expiration date, the managing underwriter shall contemporaneously release a PRO RATA portion of the Restricted Stock from such lock-up.

                (g) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                (h) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect; PROVIDED, HOWEVER, that the Company may grant to a third party piggy-back registration rights upon the approval of such grant by the unanimous consent of the Board of Directors of the Company.

                (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                (j) The parties hereto agree and acknowledge that the terms and provisions of the Prior Agreement are hereby terminated and shall have no further force or effect and are superseded in their entirety by this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

        Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                         Very truly yours,

                                         THE COMPANY:

                                         Voxware, Inc.

                                         By:________________________________
                                             Name:__________________________
                                             Title:_________________________

                                         168 Franklin Corner Road
                                         Lawrenceville, NJ 08648
                                         Telephone: 609-514-4100
                                         Fax: 609-514-4101

AGREED TO AND ACCEPTED as of the date first above written.


EDISON VENTURE FUND V, L.P.              CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

By: EDISON PARTNERS V, L.P.,             By: XATF Management II, LP, its General
     its General Partner                      Partner,

                                         By: Cross Atlantic Capital Partners II,
                                              Inc., its General Partner

By:________________________________
    Name:__________________________      By:________________________________
    Title:_________________________          Name:__________________________
                                             Title:_________________________

1009 Lenox Drive #4
Lawrenceville, New Jersey  08648         Five Radnor Corporate Center, Suite 555
Telephone: (609) 896-1900                100 Matsonford Road
Fax: (609) 896-0066                      Radnor, PA  19087
                                         Telephone: (610) 971-6180
                                         Fax: (610) 971-9258

---------------------------------------   --------------------------------------
Yildiray Albayrak                         Mukesh Agarwal

Address:        87 Country Club Road      Address:        20 Quail Run
         ------------------------------            -----------------------------
Address:        Dedham, MA  02026         Address:        Warren, NJ 07059
         ------------------------------            -----------------------------
Telephone:      (781) 329-3879            Telephone:      (732) 302-1409
           ----------------------------              ---------------------------
Fax:                                      Fax:            [(732) 790-5845]
     ----------------------------------       ----------------------------------


---------------------------------------
RAYMOND E TROPIANO                          BURNBRAE LTD.

Address:
         ------------------------------     By:
Address:                                        --------------------------------
         ------------------------------         Name:
Telephone:                                           ---------------------------
           ----------------------------         Title:
Fax:                                                  --------------------------
     ----------------------------------

                                          Address: Court View, 12 Mount Havelock
                                                   -----------------------------
                                          Address: Douglas Isle of Man, 1M1 2QG
                                                   -----------------------------
                                          Telephone:    (44) 1624 626 248
                                                     ---------------------------
                                          Fax:          (44) 1624 661 009
                                              ----------------------------------


---------------------------------------   --------------------------------------
William H. B. Hamill                      Michael Ettinger

Address:     47 Hulfish Street #500       Address:      4545 Bedford Avenue
         ------------------------------            -----------------------------
Address:      Princeton, N.J.  08540      Address:      Brooklyn, NY  11235
         ------------------------------            -----------------------------
Telephone:      (609) 924-2806            Telephone:       (718) 332-8579
           ----------------------------              ---------------------------
Fax:            (609) 924-4522            Fax:             (718) 332-1188
     ----------------------------------       ----------------------------------

---------------------------------------   INTERCONTINENTAL SERVICES LTD.
JUERGEN C. H. LEMMERMANN

Address:       548 South Street
         ------------------------------   By:
Address:      Carlisle, MA  01741               --------------------------------
         ------------------------------         Name:
Telephone:       (978) 369-2660                      ---------------------------
           ----------------------------         Title:
Fax:                                                  --------------------------
     ----------------------------------

                                          Address: P.O. Box 544, 14 Britannia
                                                   Place
                                                   -----------------------------
                                          Address: Bath Street
                                                   -----------------------------
                                          Address: St. Helier Jersey UK JE2 4 SU
                                                   -----------------------------
                                          Telephone:    (44) 153-428 0111
                                                     ---------------------------
                                          Fax:          (44) 153-428-0099
                                              ----------------------------------


---------------------------------------   J T HOAGLAND LLC
SHERRI L. MEADE

Address:       195 Kennedy Road
         ------------------------------   By:
Address:      Leeds, MA  01054                  --------------------------------
         ------------------------------         Name:   John T. Hoagland
Telephone:       (617) 349-0797                      ---------------------------
           ----------------------------         Title:  Mgr
Fax:                                                  --------------------------
     ----------------------------------

                                          Address:      PO BOX 22188
                                                   -----------------------------
                                          Address:      Lansing, MI  48909
                                                   -----------------------------
                                          Telephone:    (517) 882-5685
                                                     ---------------------------
                                          Fax:          (517) 882-5685
                                              ----------------------------------

PICTET PRIVATE EQUITY INVESTORS SA
                                         ---------------------------------------
                                         DAVID B. LEVI
By:
      --------------------------------   Address:    366 Massachusetts Avenue
      Name:                                       ------------------------------
           ---------------------------   Address:    Arlington, MA 02474
      Title:                                      ------------------------------
            --------------------------   Telephone:       (781) 646-9195
                                                    ----------------------------
                                         Fax:             (781) 646-9997
Address:  Pictet & Cie                        ----------------------------------
         -----------------------------
Address:  Rue Jacques-Balmat, 5
         -----------------------------
Address:  CH 1204 Geneva, Switzerland
         -----------------------------
Telephone:    (41) 58-323 2576
           ---------------------------
Fax:          (41) 58 -323 2050
    ----------------------------------


---------------------------------------
JONATHAN M. N. BINDER
                                          --------------------------------------
Address:                                  NICHOLAS NARLIS
         ------------------------------
Address:                                  Address:      70 Country Squire Way
         ------------------------------            -----------------------------
Telephone:                                Address:      Branchburg, NJ 08876
           ----------------------------            -----------------------------
Fax:                                      Telephone:      (908) 722-1779
     ----------------------------------              ---------------------------
                                          Fax:
                                              ----------------------------------

---------------------------------------   --------------------------------------
JOSHUA RAFNER                             ELLIOT S. SCHWARTZ

Address:        45 Ridgecrest Road        Address:        4 Block Court
         ------------------------------            -----------------------------
Address:        Kentfield, CA 94904       Address:        Randolph, NJ 07869
         ------------------------------            -----------------------------
Telephone:      (415) 461-9822            Telephone:      (973) 895-2438
           ----------------------------              ---------------------------
Fax:            (415) 561-9822            Fax:
     ----------------------------------       ----------------------------------


---------------------------------------   --------------------------------------
KENNETH M FINKEL                          DONALD H. SIEGEL

Address:        2923 Brendon Way          Address:        122 Neholden Road
         ------------------------------            -----------------------------
Address:        Waukesha, WI  53188       Address:        Waban, MA  02468
         ------------------------------            -----------------------------
Telephone:      (262) 547-4708            Telephone:      (617) 965-4562
           ----------------------------              ---------------------------
Fax:            (262) 549-9306            Fax:
     ----------------------------------       ----------------------------------


CREAFUND MANAGEMENT NV                   CASTLE CREEK TECHNOLOGY PARTNERS LLC

                                         By:
                                               ---------------------------------
                                               Name:
By:                                                 ----------------------------
      ---------------------------------         Title:
      Name:                                          ---------------------------
           ----------------------------
      Title:                             Address:  111 W. Jackson Blvd., Ste.
                                                   2020
            ---------------------------            -----------------------------
                                         Address:  Chicago, IL 60604
Address:  Kapitein Maenhoutstraat 77 B            ------------------------------
         ------------------------------  Telephone:    (312) 499-6916
Address:  B-9830 Sint-Martens-Latem                 ----------------------------
         ------------------------------  Fax:
Address:  Belgium                            -----------------------------------
         ------------------------------
Telephone:    (32) 92-726 200
           ---------------------------
Fax:
    ----------------------------------

---------------------------------------   --------------------------------------
WIM DENEWETH                              EMILIE ELISE CHRISTINE VAN CUTSEM

Address:    Walstraat 45                  Address:   Hilborough House
         ------------------------------            -----------------------------
Address:    B-8020 Oostkamp, Belgium      Address:   Thetford, Norfolk 1P26 5BQ
         ------------------------------            -----------------------------
Telephone:  (32) 50-84 0431               Address:   England
           ----------------------------            -----------------------------
Fax:                                      Telephone: (44) 1760-756 586
     ----------------------------------              ---------------------------
                                          Fax:       (44) 1760-756 587
                                              ----------------------------------


                                         WILLBRO NOMINEES LIMITED

AVVISION BVBA                            By:
                                              ----------------------------------
By:                                           Name:
      ---------------------------------             ----------------------------
      Name:                                   Title:
           ----------------------------              ---------------------------
      Title:
            ---------------------------  Address:  P O Box 515, 6 Broadgate
                                                  ------------------------------
                                         Address:  London EC2M 2RP England
Address:  Guido Gezellelaan 87                     -----------------------------
         ------------------------------  Telephone:    (44) 207-588 7511
Address:  8210 Loppem, Belgium                     ----------------------------
         ------------------------------  Fax:          (44) 207-588 8896
Telephone:    (32) 475-43 3666               -----------------------------------
           ----------------------------
Fax:          (32) 50-841 468
    -----------------------------------

                                         SCORPION NOMINEES (BVI) LIMITED
---------------------------------------
HUGH BERNARD EDWARD VAN CUTSEM           By:
                                              ----------------------------------
Address:    Hilborough House                  Name:
         ------------------------------             ----------------------------
Address:    Thetford, Norfolk 1P26 5BQ        Title:
         ------------------------------              ---------------------------
Address:    England
         ------------------------------  Address:  85 Reid St., Warner Building
Telephone:  (44) 1760-756 586                     ------------------------------
           ----------------------------  Address:  Hamilton, HM12, Bermuda
Fax:        (44) 1760-756 587                     ------------------------------
     ----------------------------------  Telephone:    (441) 295 7401
                                                   -----------------------------
                                         Fax:          (441) 296 4283
                                             -----------------------------------


---------------------------------------
DUNCAN JOHN LLOYD FITZWILLIAMS

Address:  21 Elm Park Lane
         ------------------------------
Address:  Chelsea London Se3 6DD Englad
         ------------------------------
Telephone:
           ----------------------------
Fax:
     ----------------------------------


---------------------------------------
ALAN NASH

Address:  31 Old Burlington Street
         ------------------------------
Address:  London W1S 3AS, UK
         ------------------------------
Telephone:
           ----------------------------
Fax:
     ----------------------------------


PRODUCTIVE NOMINEES LIMITED

By:
     ----------------------------------
     Name:
           ----------------------------
     Title:
            ---------------------------

Address:
         ------------------------------
Address:
         -----------------------------
Telephone:
          ----------------------------
Fax:
    -----------------------------------